                      FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment to Business Loan Agreement is entered into as of April 30, 1998, between Bank of America Texas, N.A. ("Bank") and TEMTEX INDUSTRIES, INC. ("Borrower").

                                       RECITALS

     A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated May 1, 1996, (the "Agreement"); and

     B. WHEREAS, Borrower and Bank desire to amend certain terms and provision of said Agreement as more specifically hereinafter set forth.

                                        AGREED

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said Agreement as follows:

     1. In Paragraph 1.1(a) (Line of Credit Amount) of the Agreement, the amount "Three Million and No/100 Dollars ($3,000,000.00)" is substituted for the amount "Four Million and No/100 Dollars ($4,000,000.00).

     2. In Paragraph 1.2 (Availability Period) of the Agreement, the date "May 1, 2000" is substituted for the date "May 1, 1998".

     3. Paragraph 1.6(a) (Letters of Credit) of the Agreement is amended in its entirety to read as follows:

          a) This line of credit may be used for financing standby letters of credit with a maximum maturity of the Expiration Date but not to exceed more than 180 days beyond the Expiration Date.

     4. In Paragraph 5.5 (Business Interruption Insurance) of the Agreement, the amount "Three Million and No/100 Dollars ($3,000,000.00)" is substituted for the amount "Four Million and No/100 Dollars ($4,000,000.00)".

     5. Paragraph 5.7 (Guaranties) of the Agreement is amended in its entirety to read as follows:

          5.7 GUARANTIES. Guaranties signed by Temco Fireplace Products, Inc. and Malakoff Brick, Inc. on the Bank's standard form in an amount as may be acceptable, from time to time, to the Bank.

     6. A new Paragraph 6.16 (Representations Concerning the Year 2000) is added to the Agreement in its entirety to read as follows:

          6.16 REPRESENTATIONS CONCERNING THE YEAR 2000. The Borrower acknowledges that it has received a copy of the brochure prepared by the Bank entitled "On Turning 00" and that it has reviewed this material and is aware of the possible impact of the year 2000 problem (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) upon its computer applications and ongoing business. The Borrower represents that any corrective action necessary will be taken and that the Borrower does not believe the year 2000 problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

     7. Paragraph 7.22(e) (Additional Negative Covenants) of the Agreement is amended in its entirety to read as follows:

     (e) acquire or purchase a business or its assets for a consideration, including assumption of debt, in excess of One Million Dollars ($1,000,000) in the aggregate.

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

     The Bank has received from the Borrower a duly executed original of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").

     The Bank has received from the Borrower a corporate resolution in the amount of Three Million and No/100 Dollars ($3,000,000.00).

     The Bank has received from the Borrower (2) corporate resolutions authorizing execution of guaranty each in the amount of Three Million and No/100 Dollars ($3,000,000.00)

     The Bank has received guaranties signed by Temco Fireplace Products, Inc. and Malakoff Brick, Inc. each in the amount of Three Million and No/100 Dollars ($3,000,000.00).

Except as provided in this Amendment, all of the terms and provisions of the Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.

THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


                                          2.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.


BANK OF AMERICA TEXAS, N.A.               TEMTEX INDUSTRIES, INC.

By: /s/ Donald P. Hellman                 By: /s/ Roger N. Stivers
    ---------------------------------         ---------------------------------
Donald P. Hellman, Vice President         Roger N. Stivers, Vice President







                                          3.

                         GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


TEMCO FIREPLACE PRODUCTS, INC.

/s/ Roger N. Stivers
-------------------------------
Roger N. Stivers, Vice President





                                          4.

                         GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


MALAKOFF BRICK, INC.

/s/ Roger N. Stivers
-------------------------------
Roger N. Stivers, Vice President





                                          5.